Exhibit 99.1

AMERICA’S EMERGENCY NETWORK, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
America’s Emergency Network, LLC
Miami, Florida

We have audited the accompanying balance sheet of America’s Emergency Network, LLC as of December 31, 2007, and the related statements of operations, stockholders' deficit and cash flows for the year then ended.  These financial statements are the responsibility of the Member's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of America’s Emergency Network, LLC as of December 31, 2007, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                                                                              FISKE & COMPANY
                                                                                                              Certified Public Accountants.

Plantation, Florida
June 2, 2008

AMERICA’S EMERGENCY NETWORK, LLC

BALANCE SHEET

As of December 31, 2007

Assets:
Current Assets:
Cash and Cash Equivalents	$96,941
Total Current Assets	96,941

Property and Equipment:
Equipment	74,618
Less: Accumulated Depreciation	(14,924)
Property and Equipment -Net	59,694

Other Assets:
Other Assets	15,150
Total Assets	$171,785

Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$15,000
Credit Card Payable	3,757
Note Payable	204,337

Total Current Liabilities	223,094

Due to Related Party	95,826

Stockholders' Equity
Capital Stock	100
Retained Earnings	(147,235)

Total Stockholders' Equity	(147,135)

Total Liabilities and Stockholders' Equity	$171,785

The Accompanying Notes are an Integral Part of these Financial Statements.

AMERICA’S EMERGENCY NETWORK, LLC

STATEMENT OF OPERATIONS

Year ended December 31, 2007

Revenue	$	---

Cost of Revenue		---

Gross Profit		---

Operating Expenses:
Professional fees and compensation		94,664
General and Administrative		37,647
Depreciation		14,924

Total Operating Expenses		147,235

Loss from Operations Before
Income Tax Expense		(147,235)

Income Tax Expense		--

Net Loss		$(147,235)

The Accompanying Notes are an Integral Part of these Financial Statements.

AMERICA’S EMERGENCY NETWORK, LLC

STATEMENT OF STOCKHOLDERS' DEFICIT

As of December 31, 2007

	Common Stock
	Number		Retained	Stockholders'
	of Shares	Amount	Earnings	Deficit

Issuance of common shares - Unit A	100	$100	$—	$100

Comprehensive income:
Net loss	—	—	(147,235)	(147,235)

Balance, December 31, 2007	100	$100	$(147,235)	$(147,135)

The Accompanying Notes are an Integral Part of these Financial Statements.

AMERICA’S EMERGENCY NETWORK, LLC

STATEMENT OF CASH FLOWS

Year ended December 31, 2007

Operating Activities:
Net Loss	$(147,235)
Adjustments to Reconcile Net [Loss] to Net Cash Provided by Operating Activities:
Depreciation	14,924

Changes in Assets and Liabilities:
[Increase] Decrease in:
Trademark	(10,650)
Prepaid Expenses	(2,250)
Deposit	(2,250)

Increase [Decrease] in:
Accounts Payable	15,000
Credit Card Payable	3,756
Net Cash - Operating Activities	(128,705)

Investing Activities:
Fixed Assets Purchased	(74,617)

Financing Activities:
Proceeds from note payable	204,337
Proceeds from related party note	95,926

Net Cash - Financing Activities	300,263

Net Increase in Cash and Cash Equivalents	96,941

Cash and Cash Equivalents - Beginning of Year	-

Cash and Cash Equivalents - End of Year	$96,941

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Income Taxes	$--	$--
Interest Expense	$--	$--

The Accompanying Notes are an Integral Part of these Financial Statements.

AMERICA’S EMERGENCY NETWORK, LLC
NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

America's Emergency Network, LLC (AEN) (the Company) is a Florida Limited Liability Corporation. AEN is a innovative company that will link Emergency Operations Centers (EOC's) in cities, towns, counties, school boards, and other government entities with the general public, media outlets, first responders, and other government agencies. The satellite-based system will send video feeds of news briefings by emergency officials and critical text bulletins issued at any EOC in any location to all users instantly. The satellite-based system is designed to operate before and after disasters, even when telephone, cell phone, and terrestrial internet systems have failed.

BASIS OF PRESENTATION

The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America. Revenues and expenses are reported on the accrual basis, which means that income is recognized as it is earned and expenses are recognized as they are incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original term of three months or less to be cash equivalents. Cash equivalents at December 31, 2007 was approximately $97,000.

CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash. The Company maintains cash balances at two financial institutions, one of which is not insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC insured institution insures up to $100,000 on account balances. The amounts that are not insured by FDIC limitations are held in short-term securities, and as of December 31, 2007 was approximately $90,000. The company has not experienced any losses in such accounts.

ACCOUNTS RECEIVABLE

The Company conducts business and extends credit based on the evaluation of its customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors credit losses and maintains allowances for anticipated losses considered necessary under the circumstances. Recoveries of accounts previously written off are recognized as income in the periods in which the recoveries are made.

IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," The Company periodically reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less than the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. The Company did not consider it necessary to record any impairment charges during the year ended December 31, 2007.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Machinery and equipment are depreciated over 3 to 10 years. Furniture and fixtures are depreciated over 7 years. Accelerated methods of depreciation are generally used for income tax purposes. Leasehold improvements are amortized on a straight-line basis over the shorter of the useful life of the improvement or the term of the lease. The Company performs ongoing evaluations of the estimated useful lives of the property and equipment for depreciation purposes. The estimated useful lives are determined and continually evaluated based on the period over which services are expected to be rendered by the asset. Maintenance and repairs are expensed as incurred.

GOODWILL

Goodwill is carried at cost and is not amortized. Beginning in Fiscal year 2008, the annual impairment assessment of goodwill will be performed.

OTHER INTANGIBLE ASSETS

Acquired intangible assets are separately recognized if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented or exchanged, regardless of the Company’s intent to do so.

REVENUE RECOGNITION

In accordance with Staff Accounting Bulletin (“SAB”) No. 101, “Revenue Recognition in Financial Statements”, as amended by SAB No. 104, “Revenue Recognition”, and related interpretations, product revenues are recognized upon shipment of the product to the customer and service revenues are recognized when the services have been rendered and are billable.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments consist primarily of cash, accounts payable, accrued expenses, and debt. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments. The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

STOCK BASED COMPENSATION

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment (“SFAS No. 123R”). SFAS No. 123R establishes the financial accounting and reporting standards for stock-based compensation plans. As required by SFAS No. 123R, the Company recognized the cost resulting from all stock-based payment transactions including shares issued under its stock option plans in the financial statements.

For the year ended December 31, 2007, the Company did not grant any stock options.

NON-EMPLOYEE STOCK BASED COMPENSATION

The cost of stock-based compensation awards issued to non-employees for services are recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue (“EITF”) 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF 96-18”).

COMMON STOCK PURCHASE WARRANTS

The Company accounts for common stock purchase warrants in accordance with the provisions of Emerging Issues Tack Force Issue (“EITF”) issue No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”). Based on the provisions of EITF 00-19, the Company classifies as equity any contracts that (i) require physical settlement or net-share settlement, or (ii) gives the company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The Company classifies as assets or liabilities any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the control of the company), or (ii) give the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement).

RECENT ACCOUNTING PRONOUCEMENTS

In February 2007, the FASB issued SFAS No. 159,“The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115” , under which entities will now be permitted to measure many financial instruments and certain other assets and liabilities at fair value on an instrument-by-instrument basis. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 157. The Company is currently assessing the impact, if any, the adoption of SFAS 159 will have on its financial statements.

In May 2007, the FASB issued FASB Staff Position No. FIN 48-1, Definition of Settlement in FASB Interpretation No. 48 (“the FSP”). The FSP provides guidance about how an enterprise should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. Under the FSP, a tax position could be effectively settled on completion of examination by a taxing authority if the entity does not intend to appeal or litigate the result and it is remote that the taxing authority would examine or re-examine the tax position. The Company does not expect that this interpretation will have a material impact on its financial position, results of operations, or cash flows.

In December 2007, the FASB issued SFAS No. 141(R),“Business Combinations,” which replaces SFAS No. 141,“ Business Combinations,” which, among other things, establishes principles and requirements for how an acquirer entity recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed (including intangibles) and any noncontrolling interests in the acquired entity. SFAS No. 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. We are currently evaluating what impact our adoption of SFAS No. 141(R) will have on our financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51.” SFAS No. 160 amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It also amends certain of ARB 51’s consolidation procedures for consistency with the requirements of SFAS No. 141(R). SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We are currently evaluating what impact our adoption of SFAS No. 160 will have on our financial statements.

In December 2007, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 110. This guidance allows companies, in certain circumstances, to utilize a simplified method in determining the expected term of stock option grants when calculating the compensation expense to be recorded under Statement of Financial Accounting Standards (SFAS) No. 123(R), Share-Based Payment . The simplified method can be used after December 31, 2007 only if a company’s stock option exercise experience does not provide a reasonable basis upon which to estimate the expected option term. Through 2007, we utilized the simplified method to determine the expected option term, based upon the vesting and original contractual terms of the option. On January 1, 2008, we began calculating the expected option term based on our historical option exercise data. This change did not have a significant impact on the compensation expense recognized for stock options granted in 2008.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"). SFAS No. 161 amends and expands the disclosure requirement for FASB Statement No. 133, "Derivative Instruments and Hedging Activities" ("SFAS No. 133"). It requires enhanced disclosure about (i) how and why an entity uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (iii) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for the Company as of January 1, 2009.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date are not expected to have a material impact on the consolidated financial statements upon adoption.

NOTE 2 - INCOME TAXES

No provision has been made for income taxes since such taxes, if any, are payable by the partners.

NOTE 3 - NOTE PAYABLE

On September 11, 2007 the Company entered into a promissory note and received $200,000 to Laurentian Peak Capital, Inc. The note is due the earliest of September 25, 2008 or when AEN enters into a private placement of at least $1,000,000. The loan carries an annual interest rate of 12% and is to be used for operating expenses excluding officer salaries and distributions. The loan is collateralized by the assets of AEN.

As noted in Note 5, the Company and Brampton Crest International, Inc., the parent Company of Laurentian, have agreed to a merger effective March 19, 2008. As part of the merger with AEN the loan becomes an intercompany transaction and will be repaid through the operations of the business, and will eliminate in consolidation.

NOTE 4 - DUE TO RELATED PARTY

During the course of the year one shareholder loaned the company approximately $96,000 for startup costs, legal fees, travel and operating costs during the year. The balance will be due upon mutual agreement between the Company and the shareholder. The amount due has no interest rate.

NOTE 5 - SUBSEQUENT EVENT

On March 19, 2008, Brampton Crest International, Inc., America’s Emergency Network, LLC, a Florida limited liability company, Bryan Norcross, in his capacity as a member and representative of the members of America’s Emergency Network, LLC, Max Mayfield, a member of America’s Emergency Network, LLC, Matthew Straeb, a member of the America’s Emergency Network, LLC, Robert Adams, a member of America’s Emergency Network, LLC, and Brampton Acquisition Subsidiary Corp., a Florida corporation and a wholly owned subsidiary of Brampton Crest International, Inc.'s, entered into an Agreement and Plan of Merger whereby America’s Emergency Network, LLC was merged into Brampton Crest International, Inc. such that America’s Emergency Network, as a Florida corporation, shall continue as a wholly owned subsidiary corporation of Brampton Crest International, Inc. Pursuant to the terms and conditions of the Merger Agreement, the members of America’s Emergency Network, LLC received an aggregate of 100,000,000 shares of Brampton Crest International Inc. Common Stock.